FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): July 29, 1995




                              ROSE'S STORES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


0-631                                                               56-0382475
(Commission File Number)                     (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                27536
(Address of principal executive offices)                            (Zip Code)


                                (919) 430-2600
             (Registrant's telephone number, including area code)

Item 5: OTHER EVENTS

      Beginning August 29, 1995, the Company will distribute to its banks and other lenders, principal trade vendors and factors, the monthly and year-to-date financial results and other financial data for the period ended July 29, 1995 (fiscal July), together with projected financial information for similar periods as contained in the Company's plan for the year ending January 27, 1996 (the "Plan"). Such financial results are attached hereto as Exhibit 20, and are incorporated by reference herein.

     Such financial monthly results and other financial data and information concerning the Plan are being reported publicly solely because they are being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate their credit analyses. These results should not be relied upon for any other purpose and should be read in conjunc-tion with the Company's Form 10-K for fiscal 1994 and Form 10-Q for the first quarter of 1995. Although the Company is publicly reporting its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update monthly results to reflect subsequent events or developments.

     For information concerning the Plan, including the limitations thereof and certain assumptions made in its formulation, reference is made to the Company's Current Report on Form 8-K, dated June 8, 1995.

Item 7: PROJECTIONS, FINANCIAL STATEMENTS


            Exhibit: 20     Unaudited financial results for the four weeks and
                            26 weeks ended July 29, 1995 (fiscal July)

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROSE'S STORES, INC.



Date: August 29, 1995           By: /s/ Jeanette R. Peters
                                       Jeanette R. Peters
                                       Senior Vice President
                                       Chief Financial Officer

Exhibit 20
Page 1 of 4

ROSE'S STORES, INC.                               JULY INCOME STATEMENTS
(Amounts in 000's)

                                                     1995            1995     |       1994
                                                      JULY            JULY    |        JULY
                                                     ACTUAL           PLAN    |       ACTUAL
                                                                              |
Gross Sales                                          50,032          52,060   |       55,689
Less: Lease department sales                          1,655           1,764   |        1,887
Net Sales                                            48,377          50,296   |       53,802
                                                                              |
FIFO Gross Margin                                    11,863          12,902   |       12,344
 % to Sales                                           24.52%          25.65%  |        22.94%
                                                                              |
Leased Department Income                                350             364   |          393
SG&A                                                 12,623          13,024   |       11,958
_________________________________________________________________________________________
EBITDA - PRE-LIFO                                      (410)            242   |          779
_________________________________________________________________________________________
Depreciation & Amortization                            (262)           (236)  |          789
Interest Expense                                        572             515   |          477
LIFO Expense (Benefit)                                 -                100   |         (880)
Reorganization Costs                                   -               -      |     (10,858)
Non-cash Income Tax Expense (Benefit)                  (239)            (52)  |         -
________________________________________________________________________________________
NET INCOME (LOSS)                                      (481)            (85)  |       11,251
________________________________________________________________________________________

Note (1):  The 1995 actual and planned results are for 106 stores.  1994 actual results are for 113 stores.
Note (2):  Beginning in May, 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.
Note (3):  July, 1994 reorganization costs include a $12,000 reduction of a closed store provision of $55,000 taken in the first quarter of 1994.

Exhibit 20
Page 2 of 4

ROSE'S STORES, INC.                               JULY YTD INCOME STATEMENTS
(Amounts in 000's)

                                                     1995            1995     |       1994
                                                      JULY            JULY    |        JULY
                                                      YTD             YTD     |        YTD
                                                     ACTUAL           PLAN    |       ACTUAL
                                                                              |
Gross Sales                                          327,896         328,440  |       349,814
Less: Lease department sales                          10,881          11,233  |        11,882
Net Sales                                            317,015         317,207  |       337,932
                                                                              |
FIFO Gross Margin                                     77,341          79,040  |        83,125
 % to Sales                                            24.40%          24.92% |         24.60%
                                                                              |
Leased Department Income                               2,292           2,295  |         2,450
SG&A                                                  76,083          76,680  |        79,587
____________________________________________________________________________________________
EBITDA - PRE-LIFO                                      3,550           4,655  |         5,988
____________________________________________________________________________________________
Depreciation & Amortization                            1,020           1,074  |         4,862
Interest Expense                                       2,444           2,228  |         3,405
LIFO Expense (Benefit)                                  (364)            (64) |          (576)
Reorganization Costs                                   3,847           3,847  |        50,810
Non-cash Income Tax Expense (Benefit)                   -                333  |          -
____________________________________________________________________________________________
 NET INCOME (LOSS)                                    (3,397)         (2,763) |       (52,513)
____________________________________________________________________________________________

Note (1):  The 1995 actual and planned results are for 106 stores.  1994 actual results are for 113 stores.
Note (2):  Reorganization costs for 1994 included a $55,000 provision to close 59 stores in the second quarter of 1994.
Note (3):  Beginning in May 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.  If the
           Company had emerged from Chapter 11 at the beginning of the year, the application of Fresh Start accounting would have resulted in year-to-date net income on a proforma basis of approximately $1,900.

Exhibit 20
Page 3 of 4

ROSE'S STORES, INC.                               BALANCE SHEETS
(Amounts in 000's)

                                                     1995            1995     |        1994
                                                      JULY           JULY     |        JULY
                                                     ACTUAL          PLAN     |       ACTUAL
            ASSETS                                                            |
CASH                                                     641             700  |        11,009
INVENTORIES                                          178,551         168,329  |       144,302
OTHER CURRENT ASSETS                                  17,307          20,752  |        30,028
                                                     _______         _______  |       ______
TOTAL CURRENT ASSETS                                 196,499         189,781  |       185,339
                                                                              |
NET PROPERTY                                           1,566           2,286  |        38,411
                                                                              |
LONG TERM ASSETS                                        -               -     |         7,044
                                                                              |
TOTAL ASSETS                                         198,065         192,067  |       230,794
                                                     =======         =======  |       =======
                                                                              |
        LIABILITIES & EQUITY                                                  |
ACCOUNTS PAYABLE                                      26,717          28,067  |        26,190
SHORT-TERM DEBT                                       72,094          62,528  |           595
OTHER CURRENT LIABILITIES                             26,223          27,535  |        43,454
                                                     _______         _______  |       _______
  TOTAL CURRENT LIABILITIES                          125,034         118,130  |        70,239
                                                                              |
PRE-PETITION CLAIMS                                     -               -     |       188,420
EXCESS OF ASSETS OVER VALUE                           31,221          31,223  |          -
OTHER LIABILITIES                                      5,590           5,559  |         7,005
DEFERRED INCOME                                        1,312           1,280  |         1,547
STOCKHOLDERS' EQUITY (DEFICIT)                        34,908          35,875  |       (36,417)
                                                                              |
TOTAL DEBT & EQUITY                                  198,065         192,067  |       230,794
                                                     =======         =======  |       =======
Note (1):  The 1995 balance sheets reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.
Note (2):  The 1995 actual and planned inventories are for 106 stores.  The 1994 inventories are for 113 stores and include a reserve for LIFO that was written off as part of Fresh Start accounting.

Exhibit 20
Page 4 of 4
ROSE'S STORES, INC.                               JULY YTD CHANGES IN CASH
(Amounts in 000's)

                                                      1995           1995     |        1994
                                                      JULY           JULY     |        JULY
                                                      YTD             YTD     |        YTD
                                                     ACTUAL          PLAN     |       ACTUAL
                                                                              |
                                                                              |
Net earnings (loss)                                   (3,397)         (2,763) |       (52,513)
Closed store provision                                  -               -     |        43,000
Non-cash income tax expense (benefit)                   -                333  |          -
Other                                                    655             823  |         3,986
                                                     _______         _______  |       _______
CASH PROVIDED (USED) BY OPERATIONS                                            |
BEFORE ASSET & LIABILITY CHANGES                      (2,742)         (1,607) |        (5,527)
                                                                              |
(Inc.) dec. in  Inventories                          (33,713)        (23,078) |        59,424
Inc. (dec.) in Accounts Payable                        3,436           4,786  |       (14,327)
All other                                            (10,511)        (10,744) |        (6,735)
                                                     _______         _______  |       _______
CASH PROVIDED (USED) BY OPERATIONS                   (43,530)        (30,643) |        32,835
                                                                              |
INVESTING ACTIVITIES                                  (2,079)         (2,551) |           (69)
                                                                              |
FINANCING ACTIVITIES                                                          |
Proceeds (payments) of pre-petition claims           (29,388)        (33,016) |       (33,134)
Proceeds (payments) of short-term debt                71,494          61,928  |           595
Capital lease payments                                  (444)           (620) |        (1,173)
Other                                                  3,238           4,252  |          -
                                                     _______         _______  |       _______
CASH PROVIDED (USED) BY FINANCING                     44,900          32,544  |       (33,712)
                                                                              |
(DECREASE) INCREASE IN CASH                             (709)           (650) |          (946)
                                                     ========        ======== |       ========

Note (1):  The 1995 actual and planned net losses are for 106 stores.  The 1994 actual net loss is for 113 stores.
Note (2):  Beginning in May, 1995, the cash flows reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated
           April 29, 1995, and are therefore not comparable to the periods prior to May,
           1995.